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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2010

                                AMERICAN EQUITY
                        INVESTMENT LIFE HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)

             IOWA                    001-31911              42-1447959
  (State or Other Jurisdiction     (Commission            (IRS Employer
        of Incorporation)          File Number)         Identification No.)

6000 Westown Parkway, West Des Moines, Iowa              50266
  (Address of Principal Executive Offices)             (Zip Code)

                                 (515) 221-0002
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

     At a meeting earlier today with representatives of several of its leading National Marketing Organizations, American Equity Investment Life Holding Company ("AEL") discussed sales results for the year ended December 31, 2009. Total annuity deposits for the year were $3.7 billion before coinsurance ceded and $2.9 billion net after coinsurance ceded. Annuity deposits in the fourth quarter of 2009 were $900 million before coinsurance ceded and $665 million net after coinsurance ceded.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN EQUITY INVESTMENT LIFE
                                           HOLDING COMPANY


Date: February 5, 2010                     /s/ Wendy C. Waugaman
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                                           Wendy C Waugaman
                                           Chief Executive Officer and President